JPMorgan Annual High Yield Conference February 7, 2006 Exhibit 99.2

Agenda
Agenda
Company overview and
current initiatives William S. Morris IV
President
Morris Communications Company, LLC
Operating results, guidance, and
shared services initiatives Steve K. Stone
Senior Vice President, Chief Financial Officer
Morris Publishing Group, LLC
Financial overview Craig S. Mitchell
SVP, Finance Secretary and Treasurer
Morris Communications Company, LLC

Forward looking statements
Forward looking statements
This presentation contains forward-looking statements as that term is used under the Private Securities Litigation
Act of 1995.  These forward-looking statements are based on the current assumptions, expectations and projections of the Company's management about future events. Although we believe that these statements are based on reasonable assumptions, the Company can give no assurance that they will prove to be correct.
Numerous factors, including those related to market conditions and those detailed in the confidential offering memorandum and from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result  of new information, future events or otherwise.
All references to “Company” and “MORRIS PUBLISHING GROUP, LLC” as used throughout this presentation refer to MORRIS PUBLISHING GROUP, LLC and its subsidiaries.  All references to “Issuer” as used throughout this presentation refer to MORRIS PUBLISHING GROUP, LLC

Sources of information
Sources of information
Data on our market position and market share within our industry is based, in part, on independent industry publications, government publications, reports by market research firms or other published independent sources, including Newspaper
Association of America and Audit Bureau of Circulation statistics.

Overview and Current Initiatives

Morris Communications
Morris Communications
Newspapers
(Morris Publishing Group)
70% of total revenues
Outdoor Advertising
Radio
Book Publishing
Online & Computer
National Magazines
Visitor Publications

Local newspapers-
Local newspapers-
a vital, living and thriving part of
a vital, living and thriving part of
the communities they serve.
the communities they serve.
Newsrooms, circulation, production and marketing departments all play a vital and irreplaceable role in producing and delivering a quality newspaper.
Nothing happens until someone sells something.”
Without advertising, these departments would not have the resources necessary to perform their jobs.
Strong advertising provides the foundation for a strong and sustainable newspaper.
Rumors of our industry’s demise are premature, newspapers will continue to be a vital, living, thriving part of the communities we serve.
Newspapers:
• are viewed more favorably than any other medium.
• carry more local news than any other medium.
• claim the largest share of local advertising.
• are the medium most people use to check advertising before they make their purchase.

Morris Publishing Group
Morris Publishing Group
at a glance…..
at a glance…..
Morris operates 27 daily and 12 non-daily newspapers, five city magazines and numerous free community publications in the
Southeast, Midwest, Southwest and Alaska, with average daily circulation ranging in size from less than 4,000 to just over 171,000.
More than 750,000 people purchase Morris’ newspapers each Sunday ranking it among the top 20 newspaper publishers in the US.
Daily newspapers reach 1.4 million adults daily and 1.7 million on
Sundays.
Morris’ newspapers operate in small to mid-sized markets and print/online content, is focused on local news and community events in addition to national and international news.

Geographically diverse, focused on local markets..
Geographically diverse, focused on local markets..
AK
Daily Circulation >45,000
Daily Circulation <45,000
Corporate
Headquarters
in Augusta,
GA
27 Daily
Newspapers
WA
OR
CA NV
UT
CO
NM
AZ
ID
WY
MT
ND
WA
IA
IL IN
OH
PA
WV
KY
AL
MS
LA
NY
VT
ME
NH
MA
CT
NY
DE
MD
VA
NC
SC
RI
TX
OK
KS
NE
SD
MN
MO
AR
TN
GA
FL
MI

Estimated 2005 newspaper revenues=$465 million
Estimated 2005 newspaper revenues=$465 million
Jacksonville 32%
Other 30%
Augusta 10%
Savannah 8%
Topeka 6%
Amarillo 7%
Lubbock 7%
7.0% 6.0%
Morris’ top six
markets
U.S.
’02-’07 household growth*
*Source:DemographicsNow

Total circulation is 156,798 daily and 212,911
on Sunday.
Population:
Grew 33% between 1990-2005
Expected growth = 10% in next 5 years
Highest cash flow margins in company
Strong advertising market share
Circulation penetration is 31% Daily and 42%
Sunday in the Jacksonville core market
MSA readership :
40% Daily
54% Sunday
69% over seven days
Strong internet presence
Sources: 2005 Experian/Applied Geographic Solutions;
ABC Audit 6/05; . Scarborough Release 2 - 2005
MORRIS’ LARGEST NEWSPAPER

11 2005 Morris Market Advertising Share 2005 Morris Market Advertising Share TV 15% Competitive Print 10% Direct Mail 4% Yellow Pages 16% On-line 2% Radio 15% Cable 3% Morris Newspapers 35%

Morris newspapers are the pre-eminent
Morris newspapers are the pre-eminent
local advertising medium
local advertising medium
2005 market share by medium
Source: Mennenga and Stout, 2005
Jacksonville Augusta Savannah Lubbock Amarillo Topeka
Newspaper Yellow Pages TV Radio Other
$339
$108
$87
$56
$75
$59
31%
34%
37%
34%
40%
47%
Market Totals In Millions
Note: “Other” includes competitive print,
direct mail, cable, and Internet .

Readership of top six markets . . .
Readership of top six markets . . .
Source: Morris Market Studies, Wilkerson & Associates, 2005
64%
54%
59%
42%
57%
45%
56%
46%
56%
42%
55%
40%
0%
10%
20%
30%
40%
50%
60%
70%
Topeka Jacksonville Amarillo Lubbock Augusta Savannah
Sunday Daily

Leader in daily circulation
Leader in daily circulation
0% 3% 97% Amarillo, TX
0% 4% 96% Lubbock, TX
4% 3% 93% Topeka, KS
1% 4% 95% Savannah, GA
4% 17% 79% Augusta, GA **
0.5% 0.5% 99% Jacksonville, FL*
Other local newspaper % share #2 % share Morris % share Market
% share of daily circulation
Source: Audit Bureau of Circulation, Most Recent Audit Reports, 2004 and 2005
*Includes St. Augustine Record circulation
**Includes Aiken, SC

Metro newspapers
Metro newspapers
62,456 50,136 Amarillo, TX Amarillo Daily-News
580,681 458,524 Six largest newspapers
63,463 54,274 Lubbock, TX Lubbock Avalanche-Journal
65,369 58,602 Topeka, KS Topeka Capital Journal
66,990 55,121 Savannah, GA Savannah Morning News
94,040 74,299 Augusta, GA Augusta Chronicle
228,363 166,092 Jacksonville, FL Florida Times-Union
Average Sunday Circulation
Avg. Daily
Circulation City Newspaper
Circulation
Source: Audit Bureau of Circulation, Most Recent Audit Reports, 2004 and 2005

Reinventing the daily newspaper
The new, “hyper-local” newspaper in Bluffton, S.C.
Free daily newspaper: published 7 days a week Free daily newspaper: published 7 days a week
Home delivered to every household Home delivered to every household
Full color tabloid format with consistent length Full color tabloid format with consistent length
& organization
organization
Combines user-contributed content with news content in its online product.
Enhanced user interface with focus on reader participation
Web content is driven by user participation
Every user receives a Web log that can be linked to the home page
Dominant art on Web site is user contributed
Online user comments about stories also appear in print edition
Recently launched Hilton Head Today to serve extended area
Use of the new “Spotted” program
New Web site section that allows users to submit pictures to the site
Each user has a personalized photo gallery on the site
With its focus on reader participation, Bluffton Today is expected to be a model for future newspaper applications at other Morris publications.
Web site and technology innovations…
Web site and technology innovations…
.
.

The Hometown Newspaper For Bluffton….
The Hometown Newspaper For Bluffton….
66%
69%
25%
24%
9%
7%
Bluffton Today Island Packet No opinion/ no answer
May-05 Dec. 2005
Sources: May – Braun; December - Belden

18 The Most News About Bluffton…. The Most News About Bluffton…. 69% 68% 16% 22% 15% 9% Bluffton Today Island Packet No opinion/no answer May, 2005 Dec. 2005 Sources: May – Braun; December - Belden

25
69
113
212
289
417
573
997
493
1997 1998 1999 2000 2001 2002 2003 2004 2005
Fast growing online segment…
Fast growing online segment…
Source: Company data
Morris page impressions (millions)
NAA Digital Edge Awards
Company
Morris Publishing 23
Tribune 16
New York Times 14
Washington Post 13
E.W. Scripps 11
Knight Ridder 8
McClatchy 6
Landmark 5
Advance 4
Belo 4
Journal Communications 3
Lee Enterprises 3
Gannett 2
Cox Communications 2
Media News Group 2
No. of
awards

Maximizing market share with niche publications..
In 2003, Morris acquired Skirt! ,
a Charleston, S.C.-based monthly
magazine that has established a successful track record by attracting women with its simultaneously edgy and elegant content-essays, articles and artistic advertising.
Since 2003, Skirt!
magazines have been started in five more cities:
Augusta, Ga.
Savannah, Ga.
Jacksonville, Fla.
Charlotte, N.C.
Columbia, S.C.

Operating Results, 2006 Guidance and Shared Services Update

Operating margins affected by new investments….
Operating margins affected by new investments….
(1) YTD net operating income divided by total operating revenues
20.3%
18.2% 17.9%
17.8%
2002 2003 2004 Estimated
2005

23 Advertising revenue growth… Advertising revenue growth… $343.0 $348.8 $367.6 $378 2.9% increase- estimated 12 months 2005 vs. 2004 ($ in millions) % Increase-period over period 2.9% 1.7% 1.7% 5.4%

24 Our current advertising mix…. Our current advertising mix…. Estimated twelve months ending December 31, 2005 Retail 52.1% Classified 41.3% National 6.6%

Significant growth in classifieds….
Significant growth in classifieds….
0.8%
-11.20%
8.5%
-12.0%
-10.0%
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
9 Months 2005
Retail National Classified
% change- Estimated 12 months 2005 vs. 2004

2005 circulation revenues benefiting from price increases…
2005 circulation revenues benefiting from price increases…
$71.9
$71.5
$70.2
$70.6
0.6% increase- estimated 12 months 2005 vs. 2004              ($ in millions)
% Increase (decrease)-period over period
0.6%
(1.8)%
(0.6)%
(0.6)%

Increasing total operating costs….
Increasing total operating costs….
$345.0
$358.8
$374.2
$382
2002 2003 2004 Estimated 2005
4.0%
4.0%
2.1%
% Increase-period over period
2.1% increase-
estimated 12 months 2005 vs. 2004          ($ in millions)
3.8%

28 Newsprint expense… Newsprint expense… 2.8% 9.7% 1.4% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 2003 2004 Estimated 2005 % change- year over year

29 2006 assumptions….. 2006 assumptions….. % change- year over year versus 2005 2% to 4% Total operating revenues

30 Shared Services…… Shared Services…… A learning organization dedicated to continuous improvement….

N/A N/A N/A Book Publishing Group
N/A N/A Morris Visitor Publications
N/A N/A N/A Morris Digital Works
N/A N/A National Magazines
N/A N/A N/A Radio Broadcasting Group
N/A N/A N/A Outdoor Advertising
Newton
Dodge City
Winter Haven
N/A N/A
Skirt – Charlotte /
Charleston
Conway Log Cabin
Independence
Pittsburg
Hillsdale
N/A Kenai /  Homer
Yankton
Brainerd
Hannibal
N/A Juneau Empire
Shawnee
N/A N/A N/A MStar Solutions
Ardmore
Holland / Flashes
York
Grand Island
Amarillo
Lubbock
St. Augustine
Jacksonville
Savannah
Topeka
Augusta
N/A Oak Ridge
Athens
Retention
Sales
Subscriber
Service Center
Media Financials Travel P-Card
HR/
Payroll
Location

Financial Overview

Senior Debt
Revolver ($150 facility, Sept ’10) $0
Tranche loan-A ($100 facility, Sept ‘10) $96
Tranche loan-C ($150 facility, March ‘11) $149
Total Senior credit facilities-$400 facility $245
New Senior subordinated notes-bond issuer $300
Total debt $545
Debt structure…
Debt structure…
as of September 30, 2005
(in millions)

Senior Debt
Revolver ($175 facility, Sept ’12) $46
Tranche loan-A ($175 facility, Sept ‘12) $175
Total Senior credit facilities-$350 facility $221
New Senior subordinated notes-bond issuers $300
Total debt $521
Refinanced debt structure…
Refinanced debt structure…
as of December 31, 2005
(in millions)
Proceeds from the refinancing were used to repay existing Tranche Loan A and Tranche
Loan C, and provide liquidity for working capital and general corporate purposes.
Initially reduced interest rates on the new Tranche A Term Loan by 0.50% and 0.75% below the rate on the Tranche A and Tranche C Term Loans, respectively, and reduced the interest rate on the Revolving Credit Facility by 1.50%, down to the same rate as the new
Tranche A Term Loan.
The commitment fee on unborrowed funds available under the revolver decreased from
0.50% to 0.375% and the loan covenants remain for the most part unchanged.

Consolidated corporate structure…
Consolidated corporate structure…
Morris Family
Morris
Communications
Company, LLC
Other Operating
Businesses
MCC Outdoor,
LLC
Shivers Trading &
Operating Company
Morris Publishing
Group, LLC
Morris Book
Publishing, LLC
MCC Radio, LLC
Other Restricted
Subsidiaries
• MStar Solutions, LLC
• Morris Digital Works, LLC
• MCC Cutter Courts, LLC
• MCC Harbor Condo, LLC
• MCC Events, LLC
• Morris Air, LLC
Morris Publishing
Finance Co.
Operating
Subsidiaries
Morris Visitor
Publications,
LLC
Shivers Investments, LLC
Unrestricted Subsidiary
Bank / Bond Issuer
Bank Reporting Group
MCC Magazines,
LLC

36 Morris capital expenditures Morris capital expenditures $21.5 $14.5 2004 Estimated 2005 ($ millions)

37 Morris pre-tax free cash flow (1)…… Morris pre-tax free cash flow (1)…… $81.1 $90.5 2004 Estimated 2005 (1) Operating income plus depreciation and amortization and less capital expenditures

Questions and Answers